MERIDIAN FUND, INC.®

Meridian Contrarian Fund

Meridian Equity Income Fund

Meridian Growth Fund

Meridian Small Cap Growth Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 29, 2014 to the Prospectus dated November 1, 2013,

as amended by those Supplements dated November 14, 2013 and February 28, 2014

Inserted as new paragraphs in “Purchase and Sale of Fund Shares” on page 19

In addition to the ways listed for purchasing, exchanging, and redeeming shares of the Funds, effective September 8, 2014, direct Fund shareholders may also use the Funds’ web site www.meridianfund.com, subject to the criteria and other restrictions outlined in this section.

The Funds will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions made through our web site if the Funds follow reasonable security procedures designed to verify the identity of the investor. For telephone transactions, the Funds will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, the Funds recommend the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify the Funds immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone or the Internet, call Shareholder Services for instructions.

Inserted as new row immediately under “By Wire” on page 40 in “How to Open An Account and Purchase Shares” (column headings are added for convenience)

Buying Shares	Opening an Account	Adding to An Account
By Internet	Not Available	If your account has already been established and ACH banking instructions are on file, please visit our website at www.meridianfund.com

Inserted as new row immediately under “By Wire” on page 43 in “How to Redeem” (column headings are added for convenience)

Selling Shares	To Sell Fund Shares
By Internet	To sell shares, please visit our website at www.meridianfund.com